Statements of Income (Loss) and Comprehensive Income (Loss) (Unaudited) (Zhongdehui (SZ) Development Co., Ltd) - USD ($)	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Zhongdehui (SZ) Development Co., Limited [Member]
Revenue	$ 580,406	$ 98,373
Cost of revenue	(99,370)	(42,721)
Gross profit	481,036	55,652
Selling and marketing expenses	(20,510)	(5,890)
General and administrative expense	(355,737)	(257,734)
Operating income (loss)	104,789	(207,972)
Other expenses, net	(1,735)	(18,618)
Income (loss) before income taxes	103,054	(226,590)
Income (taxes) benefits	(48,515)	56,648
Net income (loss) for the year	54,539	(169,942)
Foreign currency translation differences	(1,904)	(9,848)
Total comprehensive income (loss) for the year	$ 52,635	$ (179,790)